                                                                    EXHIBIT 10.9
________________________________________________________________________________



                              AMENDED AND RESTATED

                          LOAN AND SECURITY AGREEMENT

                          Dated as of August 27, 1999

                                    between

                        NMT Medical, Inc. (the "Lender")

                                      and

                Image Technologies Corporation (the "Borrower")



________________________________________________________________________________

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Amended and Restated Loan and Security Agreement, dated as of August 27, 1999, is between NMT Medical, Inc. (f/k/a Nitinol Medical Technologies, Inc.), a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210-1625 (the "Lender") and Image Technologies Corporation, a Delaware corporation having a principal place of business at 27 Wormwood Street, Boston, Massachusetts 02210-1625 (the "Borrower").


                                    RECITALS
                                    --------

     WHEREAS, the Lender and the Borrower are parties to that certain Loan and Security Agreement dated as of May 29, 1997, as amended by Amendment No. 1 dated as of December 30, 1998 ("Amendment No. 1"), Amendment No. 2 dated as of February 3, 1999 ("Amendment No. 2") and Amendment No. 3 dated as of July 14, 1999 ("Amendment No. 3"; the Loan and Security Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 referred to collectively as the "Loan and Security Agreement"), pursuant to which the Lender has provided the Borrower with an approximately $2,100,000 revolving working capital line of credit for the operation of the Borrower's business;

     WHEREAS, the Lender has advanced $2,100,000 to the Borrower under such line of credit and no additional advances are expected to be made hereunder;

     WHEREAS, the Borrower, the Lender and Argo Capital Partners I L.P., a Delaware limited partnership ("Argo") are entering into a Note Purchase Agreement of even date herewith (such Note Purchase Agreement, together with any addendum entered into pursuant to Section 1.4 thereof referred to collectively as the "Note Purchase Agreement"), pursuant to which the Borrower will issue and sell to Argo, and Argo will purchase from the Borrower, convertible notes in the aggregate principal amount of $2,000,000, which notes will be secured pursuant to the terms and conditions of the Argo Security Documents (as defined below); and

     WHEREAS, the parties hereto wish to further amend the Loan and Security Agreement to reflect the extension of the full credit commitment to the Borrower by the Lender and the transactions contemplated by the Note Purchase Agreement.

     NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     As used in this Agreement:

     "Agreement" means this Amended and Restated Loan and Security Agreement, as it may be amended or modified and in effect from time to time.

     "Argo Notes" means (i) the Senior Secured Convertible Note, Series A of the Borrower, of even date herewith, payable to Argo in the aggregate principal amount of $1,500,000, (ii) the Senior Secured Convertible Note, Series B of the Borrower, of even date herewith, payable to Argo in the aggregate principal amount of $500,000, and (iii) any Supplemental Series A Notes (as defined in the Note Purchase Agreement) issued pursuant to Section 1.4 of the Note Purchase Agreement.

     "Argo Security Documents" means (i) the Security Agreement, of even date herewith, between the Borrower and Argo, (ii) the Guarantee, of even date herewith, executed by Robert Lee Thompson and Pinotage for the benefit of Argo and (iii) the Security Agreement, of even date herewith, between Argo, Robert Lee Thompson and Pinotage.

     "Business Day" means, with respect to any borrowing or payment, a day other than Saturday or Sunday on which banks are open for business in Boston, Massachusetts.

     "Code" means the Uniform Commercial Code of the jurisdiction with respect to which such term is used, as in effect from time to time.

     "Collateral" shall have the meaning assigned to such term in Article IV hereof.

     "Default" means any of the events specified in Article VII, whether or not any requirement for the giving of notice, lapse of time, or both, or any other condition has been satisfied.

     "Event of Default" shall have the meaning set forth in Article VII.

     "GAAP" means generally accepted accounting principles consistent with those from time to time adopted by the Financial Accounting Standards Board, or its successor.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantors" means Robert Lee Thompson and Pinotage.

     "Guarantee" means the Amended and Restated Guarantee, of even date herewith, in substantially the form attached hereto as Exhibit B, executed by
                                                       ---------
Robert Lee Thompson and Pinotage in favor of the Lender.

     "Indebtedness" means all liabilities, obligations and indebtedness of any and every kind and nature, including, without limitation, all liabilities and all obligations to general creditors (other than trade payables), whether now or hereafter owing, arising, due or payable, from Borrower to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise.

     "Intellectual Property Assignments" means those Grants of Security Interest in substantially the form attached hereto as Exhibits E(1) and E(2), executed
                                             -------------     ----
and delivered by the Borrower in favor of the Lender.

     "Intercreditor Agreement" means the intercreditor agreement, of even date herewith, by and between the Lender and Argo in substantially the form attached hereto as Exhibit F.
          ---------

     "Interest Payment Date" means, subject to Section 9.5, each March 31, June 30, September 30 and December 31, beginning March 31, 2001, and the Payment Date.

     "Lender Guarantees" shall have the meaning assigned to such term in Article II hereof.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, levy, execution, seizure, attachment, garnishment, security interest or other encumbrance or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Loan" means the loan made to Borrower from Lender pursuant to this Agreement in the aggregate principal amount of $2,100,000.

     "Loan Documents" means this Agreement, the Guarantee, the Security Agreement, the Note, the Intellectual Property Assignments and all other documents, agreements or instruments executed or delivered in connection with any of the foregoing.

     "Loan Parties" means the Borrower, any Guarantor, or any other Person that guarantees or grants a Lien to secure the Note or the Obligations or any part thereof; individually, a "Loan Party."

     "Material Adverse Effect" means a material adverse effect on (i) the business, assets, operations or financial or other condition of Borrower, (ii) the Borrower's ability to pay the Obligations in accordance with the terms thereof or (iii) the Collateral or the Lender's Liens on the Collateral or the priority of such Liens.

     "Note" has the meaning set forth in Section 2.1 of this Agreement, and as such Note may be amended pursuant to Section 9.5 of this Agreement.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Note, all amounts due under the Lender Guarantees and all other obligations, interest (including post-petition interest) (whether or not allowed by applicable law), fees, charges and expenses of the Borrower to the Lender arising under or in connection with the Loan Documents or the Lender Guarantees.

     "Other Agreements" means all Supplemental Documentation, the Lender Guarantees and all agreements, instruments and documents, including, without limitation, notes, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, trust account agreements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of Borrower and delivered to the Lender with respect to this Agreement.

     "Payment Date" means December 31, 2002.

     "Permitted Indebtedness" means the indebtedness or obligations described in
Section 6.11(a) of this Agreement.

     "Permitted Liens" means the liens, mortgages, encumbrances, pledges and other security interests described in clauses (i), (ii) and (iv) of Section 6.11(b) of this Agreement.

     "Person" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

     "Pinotage" means Pinotage, L.L.C., an Arkansas limited liability company.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, order, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Security Agreement" means the Amended and Restated Security Agreement in substantially the form attached hereto as Exhibit C, executed by Robert Lee
                                          ---------
Thompson and Pinotage in favor of the Lender.

     "Series A Preferred" means the Series A Convertible Preferred Stock, $0.01 par value per share, of the Borrower.

     "Solvent" means, with respect to any Person on a particular date, the condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in any business or a transaction, and is not about to engage in any business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital. Contingent liabilities shall be computed as the amount which, in light of the relevant facts and circumstances, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Stockholders Option Agreement" means the Amended and Restated Stockholders Option Agreement, dated as of March 30, 1999, by and among the Borrower, each of the stockholders named therein and the Lender, as it may be amended or modified and in effect from time to time.

     "Supplemental Documentation" means agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages and other written matter necessary or requested by the Lender to perfect and maintain perfected the Lender's security interest in the Collateral.

     Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the Commonwealth of Massachusetts to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented and not to any particular section, subsection or clause contained in this Agreement.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                  ARTICLE II

                                   THE LOAN
                                   --------

     2.1.  The Loan.  On the terms and conditions set forth in this Agreement,
           --------
the Lender has made the Loan to the Borrower. The Loan is evidenced by two promissory notes, one in the original principal amount of $2,000,000 (the "$2,000,000 Note"), and one in the original principal amount of $100,000 (the "$100,000 Note"), both executed and delivered by the Borrower in substantially the form of Exhibit A(1) and A(2) hereto (referred to collectively as the
            ---------------------
"Note"). The Borrower shall repay the aggregate outstanding principal amount of the Loan together with all accrued but unpaid interest due on the Loan and all other amounts owing under this Agreement or the Loan Documents or the Lender Guarantees on the Payment Date.

     2.2. Interest.
          --------

          (a)  Interest Rates and Payments.  The Loan, and the amount due under
               ---------------------------
any Lender Guarantee, shall accrue interest at a rate per annum equal to ten percent (10%)

(the "Interest Rate"). Subject to Section 9.5 of this Agreement, interest on the Loan shall be payable quarterly in arrears on each Interest Payment Date.

          (b)  Interest Basis.  Interest shall be calculated for actual days
               --------------
elapsed on the basis of a 360-day year unless such calculation would result in a usurious rate of interest in which case interest shall be calculated on the basis of a 365 or 366 day year, as the case may be. Interest shall be payable for the day the Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on the Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.3.  Method of Payment.  All payments of principal, interest and fees
           -----------------
hereunder shall be made in immediately available funds in United States Dollars to the Lender at the Lender's address specified pursuant to Section 10.14 of this Agreement, by noon (local time) on the date when due. Beginning January 1, 2001, the Loan may be prepaid in whole or in part without penalty.

     2.4. Lender Guarantees.  The Lender may, in its sole discretion, agree, on
          -----------------
the terms and conditions set forth in this Agreement, to guarantee obligations of the Borrower under (i) that certain Lease by and between the Borrower and Wormwood Realty Trust for the lease of premises located at 27 Wormwood Street, Boston, Massachusetts and (ii) that certain Equipment Lease by and between the Borrower and BancBoston Leasing, which guarantees in an aggregate amount shall not exceed $1.2 million and shall be on terms and conditions acceptable to the Lender, in its sole discretion (the "Lender Guarantees"). The Borrower shall repay to the Lender any amounts paid under the Lender Guarantees, together with all accrued interest thereon, no later than the Payment Date. Unless otherwise agreed by the parties, all Lender Guarantees issued by the Lender hereunder shall terminate on the Payment Date. The Borrower acknowledges and agrees that in the event the Lender is required to make any payments under Lender's guarantee of the Lease described above, the Borrower shall, at the request of the Lender, assign all of its rights, including occupancy, under the Lease to the Lender and promptly vacate the leased premises, as provided in that certain agreement, dated as of May 29, 1997, by and between the Lender and the Borrower.

                                  ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

     Simultaneous with the execution and delivery of this Agreement, the Borrower shall furnish to the Lender, or caused to be furnished to the Lender (unless otherwise waived by the Lender), the following, in a form and substance reasonably satisfactory to the Lender and its counsel:

     (a)  the Note;

     (b) the Security Agreement and the Guarantee, together with written documentation satisfactory to Lender evidencing that Lender holds a perfected security interest in the collateral securing such Guarantee;

     (c)  each of the other Loan Documents;

     (d) a certificate of the Secretary of the Borrower: (1) certifying that attached thereto are true and correct copies of documents evidencing all corporate action taken to authorize this transaction and (2) giving the name, position and signature specimen of all authorized officers;

     (e) the written opinion of counsel to the Borrower, addressed to the Lender in the form attached hereto as Exhibit D;
                                                ---------

     (f) written documentation satisfactory to Lender evidencing that Lender holds a perfected security interest in the Collateral junior only to the Permitted Liens; and

     (g)  such other documents as Lender or its counsel may reasonably request.


                                   ARTICLE IV

                           GRANT OF SECURITY INTEREST
                           --------------------------

     4.1 To secure payment and performance when due of all Obligations, the Borrower hereby grants to the Lender a security interest in all of the following, whether now owned or hereafter acquired by the Borrower:

     (a) Inventory, including but not limited to all inventory, supplies, raw materials, work in process, goods, merchandise, finished inventory and other tangible personal property held by the Borrower for sale or for lease, furnished or to be furnished under contracts of service, or used or consumed in the Borrower's business, goods in transit, any and all returned or repossessed inventory or merchandise and all documents of title (whether negotiable or non-negotiable) representing any of the foregoing, and all proceeds thereof; and

     (b) Accounts, including but not limited to all accounts, all rights of the Borrower to payment for goods sold or leased or for services rendered, and all accounts receivable of the Borrower; all obligations owing to the Borrower evidenced by an instrument or chattel paper; all rights of the Borrower to payment under a contract not yet earned by performance; all obligations owing to the Borrower of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper; and any and all proceeds of any of the foregoing. Further included within the term "Accounts" are all right, title and interest of Borrower in and to the inventory which gave rise to any Account (including the right of stoppage in transit), all guaranties of, and security and liens with respect to, any Account, and all Accounts, and Documents of Borrower as defined in the Uniform Commercial Code; and

     (c) Instruments and Chattel Paper, including all instruments and chattel paper as defined in the Uniform Commercial Code and all proceeds thereof; and

     (d) General Intangibles, including, but not limited to, all general intangibles as defined in the Uniform Commercial Code and all proceeds thereof, including without limitation, any and all contract rights, any and all rights of Borrower to any refund of any tax assessed against Borrower or paid by Borrower, loss carry-back tax refunds, insurance premium rebates, unearned premiums, insurance proceeds, choses in action, names, trade names, goodwill, trade secrets, computer programs, computer records, data, computer software, customer lists, patents, patent rights, patent applications, patents pending, patent licenses or assignments, development ideas and concepts, licenses, permits, franchises, telephone numbers, literary rights, rights to performance, trademarks, trademark applications, trademark rights, logos, intellectual property, technology, trade secrets, technical information, copyrights, proprietary or other processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, research, literature, proposals, cost estimates, routes, and other reproductions on paper or otherwise, of any and all concepts or ideas, whether or not related to the business or operations of Borrower, and including the patents and trademarks listed on Schedule I hereto; and
                    ----------

     (e) Equipment, including but not limited to all equipment, vehicles, machinery, tools, furniture, fixtures, trade fixtures and parts. Further included within the term "Equipment" is all tangible personal property utilized in the conduct of the Borrower's business (but excluding any property hereinbefore defined as "Inventory") and all additions, accessions, substitutions, components, and replacements thereto, therefor and thereof and all proceeds thereof; and

     (f)  Investment Property (as defined in Article 8 of the Uniform Commercial
          Code); and

     (g)  All other tangible and intangible property of the Borrower; and

all products and proceeds of all of the above subclauses (a) through (g), including insurance proceeds (collectively, the "Collateral").


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Lender that on the date hereof:

     5.1.  Organization; Good Standing.  The Borrower is a corporation duly
           ---------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business.

     5.2.  Executive Offices.  The location of the Borrower's chief executive
           -----------------
office, principal place of business, other offices and places of business and of the Borrower's Accounts and Inventory are set forth on Schedule 5.2 hereto, and
                                                       ------------
are the sole offices and places of business of Borrower.

     5.3.  Corporate Power; Authorization; Enforceable Obligations.  The
           -------------------------------------------------------
execution, delivery and performance by Borrower of the Loan Documents and Other Agreements, to the extent it is a party thereto, and the creation of all Liens provided for herein and therein: (i) are within Borrower's corporate power;
(ii) have been, and will be, duly authorized by all necessary or proper action;
(iii) are not in contravention of any provision of Borrower's by-laws or charter; (iv) will not violate any Requirement of Law; (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound (except for such conflict, breach, termination, default or acceleration as could not reasonably be expected to have a Material Adverse Effect or which has been waived or consented to);
(vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of the Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except such consents as have been obtained and are in effect. Each of the Loan Documents has been duly executed and delivered for the benefit of or on behalf of Borrower and each constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

     5.4. Title; No Other Liens.  Except for the security interest granted to
          ---------------------
the Lender pursuant to this Agreement and as listed in Schedule 5.4, the
                                                       ------------
Borrower owns each item of the Collateral free and clear of any and all Liens, encumbrances or claims of others. No financing statement, Lien instrument or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to this Agreement and as listed in Schedule 5.4.
                                                       ------------

     5.5. Perfected Liens.  The security interests granted pursuant to this
          ---------------
Agreement (a) upon completion of the filings and other actions specified on
Schedule 5.5(a) (which, in the case of all filings and other documents referred
---------------
to on such Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens described on Schedule 5.5(b).
                                     ---------------

     5.6. Solvency.  As of the date hereof, after giving effect to the
          --------
transactions contemplated by the Loan Documents, the Borrower will be Solvent.

     5.7. Other Representations and Warranties in Note Purchase Agreement.  All
          ---------------------------------------------------------------
of the representations and warranties of the Borrower set forth in Section 3 of the Note Purchase Agreement are true and correct as if made on the date hereof.


                                   ARTICLE VI

                                   COVENANTS
                                   ---------

     Unless the Lender shall otherwise consent in writing, while the Note or any Obligations remain outstanding to the Borrower under this Agreement or any other agreement, note, document or instrument with the Lender, Borrower covenants and agrees with the Lender that from and after the date of this Agreement until the Obligations shall have been paid in full:

     6.1. Covenants in Loan Document.  Borrower shall take, or shall refrain
          --------------------------
from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action.

     6.2. Delivery of Instruments and Chattel Paper.  If any amount payable
          -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

     6.3. Maintenance of Insurance.
          ------------------------

     (a) The Borrower will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender and (ii) to the extent requested by the Lender, insuring the Borrower and the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender.

     (b) All such insurance shall (i) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof,
          (ii) name the Lender as insured party or loss payee, (iii) if reasonably requested by the Lender, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Lender.

     (c) The Borrower shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance during the month of April in each calendar year and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.

     6.4. Payment of Obligations.  The Borrower will pay and discharge or
          ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     6.5.  Maintenance of Perfected Security Interest; Further Documentation.
           -----------------------------------------------------------------

     (a) The Borrower shall maintain the security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     (d) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and complying with the Federal Assignment of Claims Act.

     (d) A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

     6.6.  Changes in Locations, Name, Etc.  The Borrower will not, except upon
           --------------------------------
30 days prior written notice of and delivery to the Lender of (a) all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5.2 showing any additional location at which such Borrower's Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5.2;
                                    ------------

          (ii) change the location of its chief executive office from that referred to in this Agreement; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.

     6.7. Notices.  The Borrower will advise the Lender immediately in
          -------
reasonable detail of:

     (a)  any Lien on any of the Collateral;

     (b)  any Default or Event of Default; and

     (c) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     6.8. Intellectual Property.
          ---------------------

     (a) The Borrower will (i) continue to use each trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such trademark, (iii) use such trademark with the appropriate notice of registration and all other notices or legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee, thereof to) do any act or knowingly omit to do any act whereby such trademark may become invalidated or impaired in any way.

     (b) The Borrower will not do any act, or omit to do any act, whereby any patent may become abandoned or dedicated to the public.

     (c) The Borrower (either itself or through licensees) will not infringe upon the intellectual property rights of any other Person.

     (d) The Borrower will notify the Lender immediately if it knows or has reason to know, that any application or registration relating to any material intellectual property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Borrower's ownership of, or the validity of, any material intellectual property or such Borrower's right to register the same or to own and maintain the same.

     (e) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any intellectual property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon the request of the Lender, the Borrower shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in any patent or trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (f) The Borrower will take all reasonable and necessary steps, including without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the intellectual property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (g) In the event that any intellectual property is infringed, misappropriated or diluted by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such intellectual property and (ii) if such intellectual property is of material economic value, promptly notify the Lender after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     6.9.  Landlord and Warehouseman Waivers.  The Borrower shall deliver to the
           ---------------------------------
Lender waivers of contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Lender under each existing lease, warehouse agreement or similar agreement to which the Borrower is a party. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Lender's agents or processors, the Lender shall notify such warehouseman, bailee, agent or processor of the security interests created hereby and to hold all such Collateral for the Lender's account subject to the Lender's instructions.

     6.10. Transactions with Affiliates.  Borrower shall not make any payments
           ----------------------------
or distributions of any kind to any shareholder of the Borrower or any affiliates of such shareholder on account of stock ownership. Borrower shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or for any shareholder or director of the Borrower, or any affiliate of such person or entity, unless such transactions are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with an unaffiliated person.

     6.11. Indebtedness and Liens.
           ----------------------

           (a) The Borrower will not create, incur, assume, guarantee or become liable, contingently or otherwise, with respect to any indebtedness or obligation, except (i) Indebtedness which is subordinated to the Obligations, provided the terms of such Indebtedness, including the terms of subordination
--------
thereof, are satisfactory to the Lender, in its sole discretion, in all respects; (ii) current liabilities of the Borrower incurred in the ordinary course of business consistent with past practice and not incurred through the borrowing of money or the obtaining of credit (except credit on an open account customarily extended); (iii) Indebtedness in respect of taxes or other governmental charges being contested in good faith by the appropriate proceedings; (iv) operating leases entered into by the Borrower in the ordinary course, provided such operating leases shall not cause an Event of Default
        --------
herein; (vi) Indebtedness pursuant to the terms and conditions of the Note Purchase Agreement; and (vii) such other Indebtedness described on Schedule 5.4
                                                                   ------------
hereto.

           (b) The Borrower will not create, incur or allow to be created or exist any Lien, encumbrance, mortgage, pledge or other security interest of any kind upon any of its assets, except (i) Liens securing the Obligations; (ii) Liens securing taxes or governmental charges not yet due; (iii) Liens securing obligations under the Note Purchase Agreement; or (iv) Liens described on
Schedule 5.4 hereto.
------------

     6.12.  Issuance of Securities.  Borrower will not authorize or issue, or
            ----------------------
enter into any agreement for the authorization or issuance of, any shares of any class or series of stock of the Borrower or any rights, options or warrants to subscribe for, purchase or otherwise acquire common stock or other capital stock of the Borrower or any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable or exercisable for common stock or other capital stock of the Borrower, other than (i) up to an aggregate of 200,000 shares of common stock issued pursuant to the Borrower's 1997 Stock Option Plan as in effect on the date hereof, (ii) shares of Series A Preferred (and shares of common stock issuable upon conversion thereof) issued pursuant to this Agreement, (iii) any warrants issuable to Junewicz & Company ("Junewicz", and all such warrants referred to collectively as the "Junewicz Warrants") pursuant to that certain engagement letter dated May 23, 1997 between the Company and Junewicz (and shares of Common Stock issuable upon exercise thereof), (iv) the Argo Notes (and shares of Common Stock issuable upon conversion thereof), (v) shares of Series A Preferred (and shares of Common Stock issuable upon conversion thereof) issued to the Lender pursuant to Section
1.2 and 1.4 of the Note Purchase Agreement and (vi) shares of Common Stock issuable to Argo pursuant to Sections 1.4 of the Note Purchase Agreement.

     6.13.  Inspection.  Borrower will keep accurate and complete records of
            ----------
the Collateral, and Lender or any of its agents shall have the right, upon reasonable notice, to inspect the Collateral wherever located and to visit Borrower's place or places of business, at intervals to be determined by Lender and without Borrower's hindrance or delay, to inspect, audit, check and make extracts from any copies of books, records, journals, orders, receipts and correspondence that relate to the Collateral or to the general financial condition of Borrower. Lender may temporarily remove any of the Borrower's records for the purpose of having copies made thereof.

     Borrower hereby authorizes the Lender to communicate directly with its independent certified public accountants and authorizes those accountants to disclose to the Lender any and all financial statements and other supporting financial documents and schedules.

     6.14.  Taxes.  Borrower will pay all real and personal property taxes,
            -----
assessments and charges as well as all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it, or payable by it at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property, and will furnish the Lender upon request, receipts, or other evidence that deposits or payments have been made.

     6.15.  Sales.  Borrower will not sell or dispose of any of its assets,
            -----
including the Collateral, except in the ordinary and usual course of its business.

     6.16.  Reimbursement.  Borrower will reimburse Lender on demand for any
            -------------
sums paid or advanced by Lender to satisfy any tax, lien or security interest or other encumbrance on the Collateral, to provide insurance on the Collateral or to pay for the maintenance and preservation of the Collateral; provided however,
                                                               -------- -------
that Lender shall not be obligated to make any such payments or deposits. Any such sums paid or advanced by Lender shall be deemed secured by the Collateral and constitute part of the Obligations.

     6.17.  Solvency.  Borrower will remain Solvent.
            --------

                                  ARTICLE VII

                                   DEFAULTS
                                   --------

     The occurrence of any one or more of the following events shall constitute an Event of Default, without further notice or demand:

     7.1. Any representation or warranty made or deemed made by the Borrower or any other Loan Party in this Agreement, the Other Agreements, any Loan Document, the Series A Purchase Agreement, the Stockholders Option Agreement, or in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement, the Other Agreements, any other Loan Document, the Series A Purchase Agreement or the Stockholders Option Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

     7.2. Nonpayment of principal of or interest on the Note when due.

     7.3. The breach by the Borrower, or by any other Loan Party, of any covenant or agreement contained in this Agreement, the Series A Purchase Agreement or the Stockholders Option Agreement.

     7.4. There shall have occurred a default or an event of default under any of the Loan Documents or under any other agreement, instrument or document with respect to borrowed money to which the Borrower is a party, including the Note Purchase Agreement, the Argo Security Documents or the Argo Notes.

     7.5. The Borrower or any other Loan Party shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, acquiesce in, or have appointed for it or any substantial portion of its property a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property,
(iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or other action to authorize or effect any of the foregoing actions set forth in this Section 7.5, (vi) generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or (vii) cease to be Solvent.

     7.6. Any of the Loan Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any Loan Document shall so assert or the Lien created by any Loan Document shall cease to be enforceable and of the same effect and priority purported to be created thereby.

     7.7. One or more judgments or decrees shall be entered against the Borrower or any other Loan Party involving in the aggregate a liability (not paid or fully covered by insurance) of $250,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty days from the entry thereof.

     7.8 The Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert.

                                  ARTICLE VIII

                           ACCELERATION AND REMEDIES
                           -------------------------

     8.1.  Acceleration.  If any Event of Default described in Sections 7.4 or
           ------------
7.5 occurs with respect to the Borrower, the Obligations shall immediately become due and payable without any election, notice or action on the part of the Lender. If any other Event of Default occurs, the Lender may declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

     8.2. Preservation of Rights; No Adverse Impact.  No delay or omission of
          -----------------------------------------
the Lender to exercise any right under this Agreement or any of the Loan Documents, shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents, whatsoever shall be valid unless in writing signed by the Lender, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents, or by law afforded shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full.

     8.3. Remedies.
          --------

          (a) If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it under this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. Without limiting the generality of the foregoing, the Lender may, upon an Event of Default, proceed to protect and enforce the Lender's rights by suit in equity, action of law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement, any Loan Document or in any instrument or document delivered to the Lender pursuant hereto, or in the exercise of any rights, remedies or powers granted in this Agreement, any Loan Document and/or any such instrument or document.

          (b) The Lender may enter and take possession of all Collateral and the premises on which they are located, and in the Lender's sole discretion operate and use Borrower's equipment, whether or not Collateral hereunder, complete work in process, without being liable to Borrower on account of any losses, damage or depreciation that may occur as a result thereof so long as Lender shall act reasonably and in good faith; and at the Lender's option and without notice to Borrower (except as specifically herein provided) Lender may sell, lease, assign and deliver the whole or any part of the Collateral, or any substitute therefor or any addition thereto, at public or private sale, for cash, upon credit, or for future delivery, at such prices and upon such terms as Lender deems advisable, including without limitation, the right to sell or lease in conjunction with other property, real or personal, and allocate the sale or lease proceeds among the items of property sold without the necessity of the Collateral being present at any such sale or lease, or in view of prospective purchasers thereof. Lender shall give Borrower at least ten (10) days' notice by hand delivery or by United States first-class mail, postage prepaid (in which event notice shall be deemed to have been given when so deposited in the mail), to the address specified herein, of the time and place of any public or private sale or other disposition unless the Collateral is perishable, threatens to decline speedily in value, or is the type customarily sold in a recognized market. Upon such sale, Lender may become the purchaser of the whole or any part of the Collateral, discharged from all claims and free from any right of redemption. In case of any such sale by Lender of all or any of said Collateral on credit or for future delivery, property so sold may be retained by Lender until the selling price is paid by the purchaser. Lender shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, the said property may again be sold.

          (c) The Lender, for a term to commence on the date of the occurrence of an Event of Default and continuing thereafter until all debts and Obligations of any kind or character owing from Borrower to Lender are fully paid and discharged, may enter and use all premises or places of business which Borrower presently has or may hereafter have and where any of said Collateral may be located, and the Lender may use all machinery and equipment owned or leased by Borrower and all goodwill, patent rights, trade names, or logos, whether or not Collateral hereunder.

          (d) Borrower will assemble the Collateral in a single location at a place to be designated by Lender and make the Collateral at all times secure and available to Lender.

          (e) Following the occurrence of an Event of Default, at Borrower's expense, the Lender in its own name or in the name of others may communicate with account debtors in order to verify with them to Lender's satisfaction the existence, amount and terms of any accounts or contract rights and also notify account debtors that Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon request of Lender, Borrower will so notify such account debtors and will indicate on all billings to such account debtors that their accounts must be paid to Lender. Borrower does hereby appoint Lender and its agents as Borrower's attorney-in-fact: to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of the Borrower; to endorse the name of Borrower upon any notes, checks, drafts, money orders, or other instruments, documents, receipts or Collateral that may come into its possession and to apply the same in full or part payment of any amounts owing to Lender; to sign and endorse the name of Borrower upon any documents, instruments, drafts against account debtors, assignments, verifications and notices in connection with Accounts, and any instrument or document relating thereto or to Borrower's rights therein; and to give written notice to any office and officials of the United States Post Office to effect such change or changes of address that all mail addressed to Borrower may be delivered directly to Lender. Borrower hereby grants to its said attorney-in-fact full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do, and hereby ratifies all that its attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the term of this Agreement for all transactions hereunder and thereafter as long as Borrower may be indebted to Lender. For the purpose of enabling the Lender, during the continuance of an Event of Default, to exercise rights and remedies hereunder at such time as the Lender will be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Borrower hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower), until the Obligations are paid in full, to use, assign, license or sublicense any of the intellectual property now owned or hereafter acquired by the Borrower, wherever the same may be located, including in such license reasonably access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     8.4. Application of Proceeds.  Any and all proceeds of any Collateral
          ------------------------
realized or obtained by the Lender upon exercise of its rights and remedies hereunder, shall be applied to the amounts outstanding under this Agreement or any other Loan Document, after payment of any and all costs and expenses, fees and commissions and taxes of such sale, collection or other realization, in accordance with the following:

     (a) Any and all proceeds of any Collateral shall first be applied to the payment of any and all expenses (including reasonable attorneys' fees), charges or other amounts which may be due and owing under this Agreement or the Loan Documents; and

     (b) Any and all proceeds of any Collateral remaining after application as provided in paragraph (a) above shall first be applied to the payment of principal, interest and all other amounts outstanding under the Note or under the Loan Documents; and

     (c) Any surplus remaining after application as provided in paragraphs (a) and (b) above shall be paid to the Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

     8.5  Deficiency.  The Borrower shall remain liable for any deficiency if
          ----------
the proceeds of any sale or other disposition of the Collateral are insufficient to pay its

Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

     8.6  Remedies Cumulative.  All remedies available under this Agreement are
          -------------------
cumulative and the exercise of any one remedy shall not preclude the exercise of any other remedy hereunder.

                                  ARTICLE IX

                                  CONVERSION
                                  ----------

     9.   Optional Conversion.  The Note shall be subject to optional
          -------------------
conversion, at the Lender's option, as set forth below (the "Conversion
Rights"):

     9.1  Right to Convert.  The outstanding principal amount of the Note shall
          ----------------
be convertible, at the option of the Lender, in whole or in part, at any time and from time to time prior to December 31, 2000, into fully paid and nonassessable shares of Series A Preferred in accordance with the provisions set forth below. The principal amount of the $2,000,000 Note to be converted shall be convertible into the number of shares of Series A Preferred obtained by dividing the principal amount of the $2,000,000 Note by $2.54 (as adjusted for stock splits and similar events) and the principal amount of the $100,000 Note to be converted shall be convertible into the number of shares of Series A Preferred obtained by dividing the principal amount of the $100,000 Note by $9.97 (as adjusted for stock splits and similar events).

     9.2  Fractional Shares.  No fractional shares of Series A Preferred shall
          -----------------
be issued upon conversion of any portion of the Note, but the Note will be marked to reflect a credit for the amount of the Note converted in respect of which any fraction of a share would otherwise be issuable upon conversion of such portion of the Note. Such credit shall be based on the fair market value of the Series A Preferred at the time of conversion of any portion of the Note, as determined in good faith by the Board of Directors.

     9.3  Mechanics of Conversion.
          -----------------------

          (a) In order for the Lender to convert any portion of the Note into shares of Series A Preferred, the Lender shall deliver to the Borrower, during usual business hours at the Borrower's principal executive offices, written notice of its election to convert the portion of the Note specified in such notice, into shares of Series A Preferred. Such notice shall also state the name or names (and addresses) in which the Lender wishes the certificate or certificates for shares of Series A Preferred which shall be issuable on such conversion to be issued. Such conversion shall be deemed to have been made at the time the notice specified above shall have been received by the Borrower at its principal executive office (the "Conversion Date"), and the holder in whose name any certificate or certificates for shares of Series A Preferred shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby. The Borrower shall, as soon as practicable after the Conversion Date (and, in any event, within five Business Days), issue and deliver to the Lender, or to its nominees, a certificate or certificates for the number of shares of Series A Preferred to which the Lender shall be entitled. If less than the entire outstanding principal amount of the Note is being converted, the Note shall promptly be marked to reflect a credit for the amount of the Note so converted.

          (b) The Lender shall, at all times prior to January 1, 2001, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Note such number of its duly authorized shares of Series A Preferred as shall from time to time be sufficient to effect the conversion of the Note.

          (c) The Borrower shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred pursuant to this Article IX.

     9.4  Mergers and Consolidations.  If, prior to January 1, 2001, the
          --------------------------
Borrower shall at any time consolidate or merge with, or otherwise combine with, another corporation (other than a merger or consolidation in which the Borrower is the surviving corporation), the Lender will thereafter be entitled to receive, upon the conversion of any portion of the Note, the securities or property to which a holder of the number of shares of Series A Preferred then deliverable upon the conversion of the Note would have been entitled upon such consolidation, merger or combination, and the Borrower shall take such steps in connection with such consolidation, merger or combination as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of the Note.

     9.5  Accrued Interest.  Upon the conversion of any portion of the Loan, the
          ----------------
Borrower shall not be required to pay any accrued but unpaid interest on the amount so converted up to the Conversion Date. In the event the Note is not converted on or prior to December 31, 2000, on January 1, 2001 all accrued but unpaid interest on the Note up to such date will be added to the principal amount of the Note and the Note will be amended to reflect such increase.

     9.6  Securities Act of 1933.  Upon conversion of any portion of the Note,
          ----------------------
the Lender may be required to execute and deliver to the Borrower an instrument, in form satisfactory to the Borrower, representing that the shares issuable upon conversion of the Note are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

                                   ARTICLE X

                              GENERAL PROVISIONS
                              ------------------

     10.1.  Survival of Representations.  All representations and warranties of
            ---------------------------
the Borrower contained in this Agreement shall survive delivery of the Note.

     10.2.  Headings.  Section headings in this Agreement are for convenience of
            --------
reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     10.3.  Entire Agreement.  The Loan Documents and the Note Purchase
            ----------------
Agreement embody the entire agreement and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender, including the Loan and Security Agreement, relating to the subject matter hereof.

     10.4.  No Third-Party Beneficiary.  This Agreement shall not be construed
            --------------------------
so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.5.  Expenses.  All expenses (including, without limitation, all
            --------
reasonable attorneys' fees and expenses) incurred in connection with preparing, executing and delivering this Agreement and the Loan Documents and all related instruments and documents executed and delivered in connection herewith, and in connection with any and all amendments and/or modifications of the Loan Documents shall be borne by the Borrower. Upon the occurrence of a Default, or Event of Default that has occurred and is continuing, Borrower shall pay to Lender on demand all expenses incurred in connection with the collection and enforcement of all Obligations under the Loan Documents, including, without limitation, all reasonable attorneys' fees and expenses, and all costs incurred by Lender in connection with the collection and enforcement of the Obligations and in connection with any proceeding commenced by or against the Borrower under Title 11 of the U.S. Code.

     10.6.  Indemnity.  Borrower hereby indemnifies the Lender and its
            ---------
respective directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, costs, fees, expenses, damages and liabilities, including claims brought by any officer, director or shareholder or former officer, director or shareholder of the Borrower, and related expenses (including reasonable counsel fees and expenses), incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of, or related to, the Loan Documents; provided, however, that such
                                                   --------  -------
indemnity shall not apply to any such losses, claims, costs, fees, expenses, damages or liabilities determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person. All amounts due hereunder shall be payable on demand, shall survive repayment of the Note, and shall constitute Obligations secured by this Agreement.

     10.7.  Severability of Provisions.  Any provision in this Agreement that is
            --------------------------
held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     10.8.  CHOICE OF LAW.  THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE
            -------------
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     10.9.  CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO
            -----------------------
THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN

DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.

     10.10.  WAIVER OF JURY TRIAL.  THE BORROWER HEREBY WAIVES TRIAL BY JURY IN
             --------------------
ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     10.11.  Further Assurances.  The Borrower, at its own expense, shall do,
             ------------------
make, execute and deliver all such additional and further acts, deeds, assurances, documents, instruments and certificates as the Lender may reasonably require, including, without limitation, (a) executing, delivering and filing financial statements and continuation statements under the Code and grants of security interests in patents, patent applications, trademarks, trademark applications and other intellectual property of the Borrower, (b) obtaining governmental and other third party consents and approvals, and (c) obtaining waivers from mortgagees and landlords.

     10.12.  Set off.  In addition to, and without limitation of, any rights of
             -------
the Lender under applicable law, if the Borrower becomes insolvent, however evidenced, or any Event of Default occurs, any indebtedness from the Lender to the Borrower may be offset and applied toward the payment of the Obligations owing to the Lender, whether or not the Obligations, or any part hereof, shall then be due.

     10.13.  Successors and Assigns.  The terms and provisions of this Agreement
             ----------------------
and the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents.

     10.14.  Giving Notice.  All notices and other communications provided to
             -------------
any party hereto under this Agreement or any other Loan Document shall be in writing and shall be delivered by hand, sent by fax or overnight courier or mailed by first class certified or registered mail, return receipt requested, postage prepaid, in each case addressed or delivered to such party at their addresses set forth in the first paragraph of this Agreement, unless otherwise designated in writing to the other parties hereto.

Notices provided in accordance with this Section 10.14 shall be deemed given (1) when received, if sent by hand, (2) when received, if sent by fax prior to 5:00 p.m. local time at the place received (otherwise on the next following Business
Day), (3) one Business Day
after delivery to a nationally reorganized overnight courier service and (4) three Business Days after deposit in the U.S. mail, first class certified or registered, postage prepaid.

     10.15.  Change of Address.  The Borrower and the Lender may each change the
             -----------------
address for service of notice upon it by a notice in writing to the other parties hereto.

     10.16.  Amendments.  The Lender and the Borrower may enter into written
             ----------
agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lender or the Borrower hereunder or waiving any Default hereunder. To be effective, any such amendment or waiver must be in writing and signed by the Lender and the Borrower.

     10.17.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and the Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.


                                 Borrower: IMAGE TECHNOLOGIES CORPORATION
                                           27 Wormwood Street
                                           Boston, MA  02210


                                 By: /s/ James C. Torraco
                                    ---------------------
                                 Name:  James C. Torraco
                                 Title: President


                                 Lender: NMT MEDICAL, INC.
                                         27 Wormwood Street
                                         Boston, MA  02210


                                 By: /s/ Thomas M. Tully
                                    --------------------
                                 Name:  Thomas M. Tully
                                 Title: President

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